SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2002

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VISION TWENTY-ONE, INC.
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(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	0-22977	59-3384581
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(State or Other Jurisdiction of Incorporation)
	(Commission File Number)	(IRS Employer Identification Number)

120 West Fayette Street-Suite 700
Baltimore, Maryland 21201
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(Address of Principal Executive Offices) (Zip Code)

(410) 752-0121
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(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

Notice of Acceleration and Demand; Notice of Public Sale of Collateral

Vision Twenty-One, Inc. (the "Company" or "Vision 21") is indebted to the Bank of Montreal (the "Agent") and the other lenders (collectively, the "Lenders") party to the Amended And Restated Credit Agreement (the "Credit Agreement") dated November 10, 2000, as amended by First Amendment dated as of March 31, 2001, Second Amendment dated as of May 31, 2001, Third Amendment dated as of July 12, 2001, Fourth Amendment dated as of September 30, 2001, Fifth Amendment And Waiver To Credit Agreement And Forbearance Agreement dated as of March 31, 2002 as amended by First Amendment To Forbearance Agreement dated May 17, 2002 (the "Forbearance Agreement), in excess of $58 million, exclusive of interest, fees, charges and other amounts (the "Indebtedness"). Payment of the Indebtedness is guaranteed by certain subsidiaries of the Company (the "Subsidiary Guarantors") and is secured by, among other things, the tangible and intangible assets of the Company (including the capital stock of the Subsidiary Guarantors owned directly or indirectly by the Company) and the Subsidiary Guarantors.

Pursuant to the Forbearance Agreement, the Lenders had agreed to forbear from accelerating the Indebtedness and other obligations under the Credit Agreement until the scheduled standstill termination date of May 31, 2002, or the occurrence of an earlier standstill termination event under the Forbearance Agreement.

Since the Company's engagement of an investment banker in the first quarter of 2001, management has sought a purchaser for the Company's business, in whole or in part. Notwithstanding such efforts, the Company did not receive any offers that would have yielded proceeds sufficient to satisfy any material portion of the Indebtedness or proceeds for any distribution to the Vision 21 shareholders.

Due to the financial condition of the Company, the Company is unable to pay the Indebtedness in accordance with the terms of the Credit Agreement and remains in default of its obligations under the Credit Agreement and related loan documents.

On July 19, 2002, the Company and the Subsidiary Guarantors received notice from the Agent declaring the entire Indebtedness due and payable in full and making demand for the immediate payment of the Indebtedness (the "Acceleration Notice").

The Acceleration Notice was delivered by the Agent to the Company and the Subsidiary Guarantors together with a Notice of Public Sale of Collateral dated July 19, 2002 (the "Sale Notice") pursuant to which the assets of Vision 21 and the outstanding capital stock and/or assets of certain of the Subsidiary Guarantors identified in the Sale Notice will be offered for public sale on August 12, 2002, pursuant to Section 9-610 of the Uniform Commercial Code as adopted in the State of Illinois and pursuant to the Credit Agreement and the other related loan documents, as a result of the default by Vision 21 and the Subsidiary Guarantors of their respective obligations under the Credit Agreement and related loan documents.

It is not expected that the public sale will yield sufficient proceeds to satisfy the Indebtedness in full and, as a result, there will not be sufficient funds for disposition to the Vision 21 shareholders or creditors other than the Lenders. As a result, subsequent to the public sale Vision 21 will have no assets and will cease its current operations.

As it is expected that the Agent will bid for the collateral to be offered for public sale, management will resign from Vision 21 and continue with the operating subsidiaries in an effort to preserve the assets for the benefit of the Lenders and the other constituents of the operating Subsidiary Guarantors so that the business of such subsidiaries is not interrupted.

Copies of the Credit Agreement, as amended, and certain of the loan documents have been previously filed with the Securities and Exchange Commission and the reference to such documents set forth herein is qualified in its entirety by reference to the complete terms and conditions of such documents which are incorporated herein by reference.

Resignation of Former Chairman of the Board

Effective June 10, 2002, Mark Gordon, the former Chairman of the Board of Vision 21 resigned as a director of Vision 21. Concurrently therewith, the Company, Dr. Gordon, Richard Jones, the former Chief Financial Officer of the Company, and Ellen Gordon, the former Chief Operating Officer of the Company, also settled, in full, all remaining severance obligations to such former officers under their respective employment agreements. Howard Hoffmann who has served as a director of Vision 21 since September 2000, resumed his position as Chairman of the Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

/s/ Andrew Alcorn - - - - - - - - - - - - - - - Andrew Alcorn Its: President

Dated: July 25, 2002

INDEX TO EXHIBITS
EXHIBIT NUMBER -----------	EXHIBIT ------------
4.39*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
4.40*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
4.41*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
4.42*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
4.43*	.First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.44*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.45*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.46*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.47*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.48*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.49*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
4.50*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

4.51*

Fifth Amendment and Waiver to Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (38)

4.52*

Fifth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent. (38)

4.53*

First Amendment to Forbearance Agreement dated May 17, 2002 among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (39)

10.96*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (31)
10.97*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
10.98*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
10.99*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to purchase Common Stock. (31)
10.112*	First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.113*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.114*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33).
10.115*	Second Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33).
10.116*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.117*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.123*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
10.124*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

10.130*

Fifth Amendment and Waiver To Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (38)

10.131*

Fifth Amendment to Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent. (38)

10.132*

First Amendment to Forbearance Agreement dated May 17, 2002 among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (39)

* Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(31) (32) (33) (34) (35) (38) (39)
Form 8-K filed December 5, 2000
Form 10-K filed April 17, 2001
Form 8-K filed June 22, 2001
Form 10-Q filed August 14, 2001
Form 8-K filed October 15, 2001
Form 8-K filed April 23, 2002
Form 8-K filed May 23, 2002

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